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                      VANGUARD/WELLESLEY INCOME FUND, INC.
                             PROSPECTUS SUPPLEMENT

                               DECEMBER 17, 1996

Vanguard/Wellesley Income Fund is compared to an unmanaged composite index of 65% bonds and 35% stocks. The Lehman Brothers Long-Term Corporate AA or Better Index represents the bond portion. The S&P/BARRA Value Index makes up 75% of the composite index's stock portion and the S&P Utilities Index makes up the remaining 25%.
     Recently, Standard & Poor's changed the composition of the S&P Utilities Index by moving telephone companies from the S&P Utilities Index to the S&P Industrials Index. S&P will continue to maintain telephone companies as a separate industry index, the S&P Telephone Index, however.
     The removal of telephone companies from the S&P Utilities Index fundamentally alters Wellesley's benchmark. As a result, we are modifying the equity component of the benchmark to retain its original characteristics. Effective immediately, the equity component of Vanguard/Wellesley Income Fund's benchmark will consist of 75% S&P/BARRA Value Index,12.5% S&P Utilities Index, and 12.5% S&P Telephone Index.

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